UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2018

Tailored Brands, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	47-4908760 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2018, the shareholders of Tailored Brands, Inc. (the “Company”) adopted the Amended and Restated Tailored Brands, Inc. Employee Stock Purchase Plan (the Company’s Employee Stock Purchase Plan, being referred to herein as the “Amended Plan”).  A copy of the Amended Plan is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

(a)                                 On June 21, 2018, the Company held its Annual Meeting of Shareholders.  At the meeting, the shareholders voted on the following proposals:

1.                                      the election of nine directors to the Company’s Board of Directors for the coming year;

2.                                      the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2018;

3.                                      approval, on an advisory basis, of the compensation of the Company’s named executive officers; and

4.                                      adoption of the Amended and Restated Tailored Brands, Inc. Employee Stock Purchase Plan.

(b)                                 The nine nominees to the Board of Directors of the Company were elected at the meeting and proposals 2, 3 and 4 each received the affirmative votes required for approval.

The number of shares voted for, against and withheld, as well as the number of broker non-votes and abstentions, as the case may be, as to each proposal were as follows:

Proposal 1 — Election of Directors:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes

Dinesh S. Lathi	40,857,906	369,026	4,950,542

David H. Edwab	40,263,743	963,189	4,950,542

Douglas S. Ewert	40,903,011	323,921	4,950,542

Irene Chang Britt	40,660,475	566,457	4,950,542

Rinaldo S. Brutoco	40,484,561	742,371	4,950,542

Sue Gove	40,987,025	239,907	4,950,542

Theo Killion	40,899,641	327,291	4,950,542

Grace Nichols	41,049,585	177,347	4,950,542

Sheldon I. Stein	40,727,937	498,995	4,950,542

Proposal 2 — Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2018:

Shares Voted For	Shares Voted Against	Abstentions

45,225,018	870,713	81,743

Proposal 3 — Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

36,437,039	4,662,589	127,304	4,950,542

Proposal 4 — Adoption of the Amended and Restated Tailored Brands, Inc. Employee Stock Purchase Plan:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

40,666,583	463,460	96,889	4,950,542

Item 8.01                                           Other Events.

On June 25, 2018, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.18 per share on the Company’s common stock, payable on September 28, 2018 to shareholders of record at the close of business on September 18, 2018.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are included in this Form 8-K:

Number	Description

10.1

Amended and Restated Tailored Brands, Inc. Employee Stock Purchase Plan (incorporated by reference from Appendix A to the Company’s proxy statement on Schedule 14A relating to the 2018 Annual Meeting of Shareholders of the Company filed with the Commission on May 10, 2018 (File No. 1-16097).

99.1	Press Release of the Company dated June 25, 2018 (filed herewith).

Index to Exhibits

Exhibit No.	Description

10.1

Amended and Restated Tailored Brands, Inc. Employee Stock Purchase Plan (incorporated by reference from Appendix A to the Company’s proxy statement on Schedule 14A relating to the 2018 Annual Meeting of Shareholders of the Company filed with the Commission on May 10, 2018 (File No. 1-16097).

99.1	Press Release of the Company dated June 25, 2018 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                  June 25, 2018

TAILORED BRANDS, INC.

By:	/s/ BRIAN T. VACLAVIK
Brian T. Vaclavik
Senior Vice President and Chief Accounting Officer